                                                                    Exhibit 10.2

                             The Prime Group, Inc.
                             77 West Wacker Drive
                                  Suite 3900
                            Chicago, Illinois 60601


                                  May 7, 1997


Mr. Mark J. Schulte
Brookdale Living Communities, Inc.
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

          Re:  Space Sharing Agreement
               -----------------------
Dear Mark:

          This letter agreement shall set forth the terms upon which the undersigned ("PGI") agrees to provide to Brookdale Living Communities, Inc. ("Brookdale") the use of certain space and facilities located within PGI's leased premises ("Premises") on the 39th floor of the building known as 77 West Wacker Drive following the completion of the initial public offering of stock in Brookdale (the "Offering").

          The space and facilities which Brookdale will be permitted to use are those portions of the Premises and facilities therein which are being used on the date hereof by persons who are, or after the Offering will become, officers or employees of Brookdale. If Brookdale uses more space and facilities than contemplated by the immediately preceding sentence, the rent payable by Brookdale pursuant to this agreement shall be adjusted appropriately. Such use shall conform with the nature and extent of the existing use of the space and facilities which are the subject hereof.

          The term of this agreement shall commence on the date of the Offering and shall end on the last day of the fourth (4th) full calendar month thereafter; provided, however, that Brookdale shall have the right to extend the term of this agreement in increments of two (2) months or more for a total of up to twelve (12) additional months so long as (i) Brookdale has given PGI written notice of any such extension not later than the last day of the month preceding the date on which the term (as previously extended, if applicable) would otherwise expire and (ii) Brookdale is not in default of any obligation under this agreement as of the date of any such notice or the commencement of the applicable extension.

          Brookdale shall pay as monthly rent for the space and facilities described herein an amount equal to the sum of (i) Eight Thousand Eight Hundred and no/100 Dollars ($8,800.00) plus (ii) a

Mr. Mark J. Schulte
May 7, 1997
Page 2


fair and equitable percentage of the taxes and operating expenses for the Premises. Such rent shall be paid monthly, in advance, on the first day of the term and on the first day of each calendar month thereafter, except that if the first day of the term shall be a day other than the first day of a calendar month, rent for such month shall be prorated based on the number of days in such month.

          In addition, Brookdale shall be responsible for the incremental cost to PGI of any utilities and services used by Brookdale during the term of this agreement, as reasonably determined by PGI, including, without limitation, the cost of copying and facsimile equipment. All amounts owing to PGI under this paragraph shall be paid by Brookdale within ten (10) days after receipt of an invoice therefor.

          Brookdale acknowledges that it has received and reviewed a copy of the lease dated March 14, 1992, as amended on April 15, 1992, with respect to the Premises and agrees that Brookdale's use of the space and facilities described herein shall be subject to the terms and provisions of such lease and that Brookdale shall comply with all of the terms and provisions of such lease to the extent such terms and provisions relate to or affect Brookdale's use of the space and facilities described herein.

                                    Sincerely,

                                    THE PRIME GROUP, INC.


                                    By:  /s/ Richard S. Curto
                                         ---------------------------
                                    Name:  Richard S. Curto
                                         ---------------------------
                                    Title: Executive Vice President
                                           -------------------------

ACCEPTED AND AGREED TO BY:

BROOKDALE LIVING COMMUNITIES, INC.


By:   /s/ Mark J. Schulte
      -------------------------
Name:  Mark J. Schulte
      -------------------------
Title: President
      -------------------------


Dated:  May 7, 1997

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                              LANDLORD'S CONSENT
                              ------------------


          The undersigned, being the landlord of the building known as 77 West Wacker Drive, Chicago, Illinois, does hereby consent to the foregoing letter agreement between The Prime Group, Inc. and Brookdale Living Communities, Inc.

                                 77 WEST WACKER LIMITED PARTNERSHIP

                                 By:  The Prime Group, Inc., managing
                                      general partner


                                      By:    /s/ Richard S. Curto
                                         ----------------------------
                                      Name:  Richard S. Curto
                                           --------------------------
                                      Title: Executive Vice President
                                            -------------------------

                                      Dated: May 7, 1997